SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K



                                 Current Report


                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



         Date of Report (date of earliest event reported) April 25, 2001


                       ADELPHIA COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)




     Delaware                       0-16014                    23-2417713
 (State or other           (Commission File Number)          (IRS Employer
 jurisdiction of                                          Identification No.)
  incorporation)



               One North Main Street - Coudersport, PA 16915-1141
               (Address of principal executive offices) (Zip Code)



        Registrant's telephone number, including area code (814) 274-9830



Item 5.  Other Events.

In a press release dated April 20, 2001, Adelphia Communications Corporation announced the final terms for its public offering of 3.25% Convertible Subordinated Notes due 2021 and also that the family of John Rigas, Chairman of Adelphia, entered into an agreement with Adelphia to purchase $400 million aggregate principal amount of 3.25% convertible subordinated notes due 2021 of Adelphia that are substantially similar to the Notes sold to the public. Attached as exhibits to this Form 8-K are documents executed in connection with these transactions.

Item 7.  Financial Statements and Exhibits

Exhibit No.                         Description


1.01 Underwriting Agreement dated April 19, 2001 regarding 3.25% Convertible Subordinated Notes due 2021 of Adelphia
                  (Filed Herewith)

4.01 Second Supplemental Indenture dated as of April 25, 2001, regarding 3.25% Convertible Subordinated Notes due 2021, to Subordinated Debt Indenture dated as of January 23, 2001
                 (Filed Herewith).

10.01            Purchase Agreement between Adelphia and Highland 2000, L.P.
                 dated April 19, 2001 regarding 3.25% convertible subordinated notes due 2021 (Filed Herewith).

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2,  2001               ADELPHIA COMMUNICATIONS CORPORATION
                                           (Registrant)

                                 By:   /s/ Timothy J. Rigas
                                 ----------------------------------------
                                    Timothy J. Rigas
                                    Executive Vice President, Treasurer
                                    and Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                         Description


1.01 Underwriting Agreement dated April 19, 2001 regarding 3.25% Convertible Subordinated Notes due 2021 of Adelphia
                  (Filed Herewith)

4.01 Second Supplemental Indenture dated as of April 25, 2001, regarding 3.25% Convertible Subordinated Notes due 2021, to Subordinated Debt Indenture dated as of January 23, 2001
                 (Filed Herewith).

10.01            Purchase Agreement between Adelphia and Highland 2000, L.P.
                 dated April 19, 2001 regarding 3.25% convertible subordinated notes due 2021 (Filed Herewith).